UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-05833

T. Rowe Price Institutional International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2015

Item 1. Report to Shareholders

Institutional Global Value Equity Fund	April 30, 2015

Highlights

●	Global stock markets recorded solid overall gains for the past six months, but non-U.S. equity returns for dollar-based investors were crimped by the strengthening U.S. dollar.

●	The Institutional Global Value Equity Fund returned 5.44% for the six-month reporting period, which slightly outperformed the MSCI World Index and solidly outperformed the Lipper peer group average.

●	We are somewhat cautious about the U.S. market due to above-average valuations, and we remained underweight as a result. Equity valuations in developed Europe and Japan are more appealing, but selectivity is essential given how far stock markets have run.

●	Our investment process is built upon the fundamental research of our firm’s global team of analysts, which helps us to identify undervalued companies with good prospects for appreciation.

The views and opinions in this report were current as of April 30, 2015. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Manager’s Letter
T. Rowe Price Institutional Global Value Equity Fund

Dear Investor

Global stock markets advanced during the six months ended April 30, 2015, but results varied widely across countries and regions. Equities benefited from ongoing easy monetary policy conditions in developed markets and growing expectations of a broader recovery in economic activity outside of the U.S. Rising merger and acquisition activity and falling energy prices also contributed to improved sentiment. Stock selection in our developed European equity holdings accounted for the lion’s share of the fund’s positive results. Returns across emerging markets were mixed, and our stock holdings in the emerging world detracted from relative results. The U.S. dollar strengthened against many developed and emerging markets currencies, which eroded non-U.S. market returns for dollar-based investors. The greenback’s rally has also crimped foreign profits for U.S. multinationals in U.S. dollar terms, which, coupled with falling energy sector profits, led to a large downward revision of earnings expectations for 2015.

As shown in the Performance Comparison table, the Institutional Global Value Equity Fund returned 5.44% for the six-month period ended April 30, 2015. Your fund slightly outperformed the MSCI World Index but solidly outperformed its Lipper peer group average. Overall, stock selection was a positive contributor to the portfolio’s relative results versus the MSCI benchmark, but sector allocation decisions were a modest detractor. Our industrials, health care, and materials holdings posted double-digit returns for the six-month period, and stock selection aided overall performance. Stock selection and underweight allocations to the consumer discretionary and information technology sectors detracted from relative performance. From a regional perspective, the portfolio’s holdings in developed Europe and Canada were solid contributors to relative results. However, our modest positions in Brazil and Turkey detracted.

Market Environment

Global equity markets rose over the past six months. Stocks in developed markets benefited from aggressive quantitative easing measures in Europe and Japan. U.S. stocks rose more modestly in the reporting period amid occasional bouts of risk aversion and volatility. Overall, U.S. growth stocks meaningfully outperformed value shares in the six-month period, creating somewhat of a headwind for our value-oriented approach. U.S. equity valuations rose as corporate earnings declined due to losses in the energy sector. Oil prices dipped to a multi-year low in early 2015. Investors worried that reduced exploration and production in the nation’s new shale reserves would hurt job growth and weigh on profitability for related firms. However, a rebound in oil prices, coupled with reduced volatility, helped the energy sector late in the reporting period. Additionally, tame inflation data and modest employment gains boosted investors’ hopes that the Federal Reserve would continue to keep interest rates low.

Developed European markets experienced an impressive rally in local currency terms. Overall, dollar-based investors experienced more muted gains due to strong U.S. dollar appreciation. To ward off falling inflation and spur economic growth, the European Central Bank launched a massive quantitative easing program in March 2015. The result has been near-record low bond yields and euro weakness that should help export sectors in particular. Falling oil prices reduced costs for oil-intensive manufacturers and simultaneously increased consumers’ purchasing power. This backdrop has raised hopes for economic recovery.

Developed Asian markets performed well, helped by solid gains in Japan and Hong Kong. In Japan, the central bank continued its stimulative measures to keep interest rates low, bolster inflation, and encourage domestic consumption. The reallocation of assets from bonds to equities by Japan’s Government Pension Investment Fund, which began in 2014, also supported Japanese stocks.

Sector performance within the MSCI World Index was mixed, with markets led by the cyclical consumer discretionary sector. Health care also generated strong gains, thanks to solid earnings and significant merger and acquisition activity. Utilities and energy were notable laggards during the reporting period.

Portfolio Review

Our investment style is valuation and cash flow focused and attempts to discern whether expectations, as priced by the market, are correct. Our ideal stock is a best-in-class company with durable competitive advantages and strong cash generation that is out of favor for temporary reasons. We are looking for attractive risk/reward opportunities. We are willing to embrace the entire spectrum of value ideas, including lower-quality companies that can offer very high returns if our thesis plays out as expected.

We seek to buy and hold companies where the market undervalues cash generation, fails to look beyond short-term cyclical challenges, or undervalues assets due to temporary problems. Embracing controversy and taking a contrarian stance are at the heart of our investment process. Our goal is to own a broadly diversified portfolio of fundamentally sound companies while maintaining a long-term orientation that allows us to fully exploit any valuation anomalies.

From a geographic perspective, the portfolio’s U.S. stocks represent our largest allocation at about 53% of assets. We are underweight versus the MSCI World Index, however, as valuations are beginning to look somewhat stretched after a six-year bull market run. Additionally, recent U.S. dollar strength has proven to be a headwind to earnings. The UK is our largest country overweight allocation versus the MSCI benchmark. We added to our allocation as valuations became attractive, in part given concerns around May’s election cycle. We recently established a position in UK-based British American Tobacco, which is trading at a significant valuation discount versus many U.S. peers. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the fund.)

Spain is a smaller overweight country allocation. Concerns about economic growth and political activism have hurt market sentiment and caused valuations to pull back in late 2014. However, our holdings are entirely based on bottom-up, stock-specific considerations. We initiated a position in Cia De Distribucion Integral Logistica, a Spanish tobacco distributor that has a virtual monopoly in its market. The company earns a high return on equity and generates outstanding free cash flow. We also like the prospects for Acerinox, a stainless steel producer whose management is focused on improving the company’s cost basis. We also believe that the EU’s European Commission is likely to raise tariffs on Asian competitors that sell subsidized stainless steel products in Europe, which should improve the industry structure.

Stock selection within our U.S. equities holdings hampered relative results. Micron Technology, in the semiconductor space, was a significant detractor. U.S. dollar strength hurt the company’s profits from its European operations, and weak macroeconomic data from China has also raised concerns. However, Micron’s longer-term business prospects appear solid and it has an attractive valuation. SanDisk, a flash-memory drive maker, also performed poorly due in part to disappointing revenue and earnings guidance. We believe the near-term weakness stems from transient, company-specific issues, but we remain confident that the stock offers solid upside potential, although there is some uncertainty about the company’s near-term earnings power.

Energy is the portfolio’s most significant underweight allocation versus the benchmark, and, coupled with solid stock selection, the sector contributed to relative performance for the past six months. Despite its falling valuation, we eliminated our stake in Apache, a multinational oil and natural gas exploration concern. The stock was sharply lower for the reporting period, and we sold on the basis that its price did not adequately reflect the challenging environment.

While the oil price decline beginning in mid-2014 has been precipitous, we have been picking through the rubble over the past few months and added to positions sporting cheap valuations. We recently visited several Norwegian companies that appear to offer good value, but, for now, we intend to remain very selective. Many oil producers need prices in the $70-per-barrel range to break even, and although earnings estimates have been revised lower, we would not be surprised to see more misses within the sector. While we remain underweight, we have also concentrated our exposure in asset-rich, undervalued, higher-return names that could perform well on an oil price bounce or normalization of industry conditions. We made recent additions to Canadian Natural Resources, Petroleum Geo-Services, and Halliburton.

The portfolio’s largest sector overweight is to industrials and business services companies. The segment was our best relative performance contributor thanks to stock selection. Because of premium valuations attached to defensive dividend-paying stocks, we seek to own attractive names within the more cyclical areas of the market, with a focus on companies that have secure dividend payments.

While investors have been concerned about the impact of austerity measures on government defense spending for some time, the decline in oil prices also raised concerns that airlines will be less inclined to switch to more efficient airplanes, which could lead to a falloff in new orders. These concerns are pressuring the share price of companies in the segment and creating value opportunities. Boeing was a top performer. Cash generation has been steady, and its revenue and earnings guidance was better than the market expected. The company has a large amount of cash on its balance sheet, and we believe the fundamental outlook for its business is positive. Aircraft engine maker Rolls-Royce is another example of a solid cash-generative business with cyclical growth potential. This previously heralded growth company has fallen out of favor and now meets all of our valuation criteria. The new management team appears sharp and focused on turning around the company’s businesses.

The fund’s largest sector allocation remained financials, and insurers, including Fairfax Financial Holdings and FNF, paced the sector’s advance. Within nonbank financials, we added new positions in RSA Insurance, Bank of New York Mellon, and China Cinda Asset Management. Bank holdings produced poor absolute and relative performance in the reporting period, and we sold out of our positions in UniCredit, Sberbank of Russia, and Banco Bilbao Viscaya Argentaria and established stakes in First Niagara Financial, Standard Chartered, and BNP Paribas, which we believe hold better long-term prospects.

Our health care holdings generated strong absolute and relative returns due to stock selection. Our overweight allocation also contributed to relative performance. Providers and services firms UnitedHealth Group and Humana were particularly good performers as were pharmaceutical holdings Pfizer and Teva Pharmaceutical Industries. We added new positions in Cigna and AbbVie and eliminated Johnson & Johnson, which generated poor results in the reporting period. While the health care sector has been a standout performer for several years and sentiment remains bullish, we have been trimming our sector allocation given valuations for several of our stocks are nearing our expectations.

Investment Outlook

Following the volatility at the end of 2014, early 2015 appeared to be a time of transition. The pause in U.S. equity outperformance has occurred against a backdrop of less robust earnings and rising valuations, which are above previous cycle highs. Stimulative actions taken by the European Central Bank and the Bank of Japan have weakened their currencies, while enhancing economic and earnings growth prospects. Assets have subsequently flowed into Europe and Japan, and their markets have rebounded.

As a result, the equity landscape now appears broadly in balance from a geographic perspective. Equities in the U.S. are more expensive than the rest of the world, but perhaps deservedly so, in light of its steadier economic growth. European markets are no longer particularly cheap, as investors have begun to price in the likelihood of an economic rebound on the heels of quantitative easing.

Top-down valuation anomalies are, therefore, not widespread, making this a much more bottom-up, stock-specific phase of the equity cycle. This does not mean that attractive opportunities are no longer present, rather, that investors will have to look harder to find them. We believe we know where to look. Notably, we are finding companies that generate strong free cash flow that we believe are underappreciated by the market. These companies have scope to increase shareholder returns.

We are still finding pockets of value in fundamentally sound, well-run businesses that face what we view as unwarranted investor skepticism. We believe that a period of interest rate normalization will evolve and that this transition should support a number of our high-quality investments. Given our robust research platform and collective experience, we are confident in our ability to find these unique opportunities before their potential for substantial gains becomes obvious to others.

Thank you for your confidence and for investing with T. Rowe Price.

Respectfully submitted,

Sebastien Mallet
Chairman of the fund’s Investment Advisory Committee

May 10, 2015

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

Risks of International Investing

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Glossary

Lipper averages: The averages of available mutual fund performance returns for specified periods in categories defined by Lipper Inc.

MSCI World Index: A capitalization-weighted index of stocks from developed and emerging markets worldwide.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Portfolio Highlights

Performance and Expenses
T. Rowe Price Institutional Global Value Equity Fund

Growth of $1 Million

This chart shows the value of a hypothetical $1 million investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price Institutional Global Value Equity Fund
(Unaudited)

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments‡
T. Rowe Price Institutional Global Value Equity Fund
April 30, 2015 (Unaudited)

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the six months ended April 30, 2015. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 4/30/15	Value 10/31/14
T. Rowe Price Reserve Investment Fund, 0.06%	¤	¤	$ -	$ 91	$ 385
Totals			$ -	$ 91	$ 385

¤Purchase and sale information not shown for cash management funds.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 91
Dividend income	-
Interest income	-
Investment income	$ -
Realized gain (loss) on securities	$ -
Capital gain distributions from mutual funds	$ -

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Institutional Global Value Equity Fund
April 30, 2015 (Unaudited)
($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $7,519)	$	9,143
Receivable for investment securities sold		110
Dividends receivable		29
Cash		25
Due from affiliates		14
Foreign currency (cost $9)		9
Other assets		144
Total assets		9,474
Liabilities		
Payable for investment securities purchased		83
Due to affiliates		12
Unrealized loss on forward currency exchange contracts		2
Other liabilities		120
Total liabilities		217
NET ASSETS	**$**	**9,257**
Net Assets Consist of:		
Undistributed net investment income	$	56
Accumulated undistributed net realized gain		352
Net unrealized gain		1,622
Paid-in capital applicable to 716,614 shares of $0.01 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized		7,227
NET ASSETS	**$**	**9,257**
NET ASSET VALUE PER SHARE	**$**	**12.92**

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Institutional Global Value Equity Fund
(Unaudited)
($000s)

6 Months Ended 4/30/15
Investment Income (Loss)	
Dividend income	$ 114
Expenses	
Investment management	30
Prospectus and shareholder reports	5
Custody and accounting	85
Registration	15
Legal and audit	16
Miscellaneous	6
Reductions of fees and expenses	
Investment management fees waived	(30)
Expenses reimbursed by manager	(92)
Total expenses	35
Net investment income	79
Realized and Unrealized Gain / Loss	
Net realized gain (loss)	
Securities	373
Foreign currency transactions	(3)
Net realized gain	370
Change in net unrealized gain / loss	
Securities	8
Other assets and liabilities denominated in foreign currencies	2
Change in net unrealized gain / loss	10
Net realized and unrealized gain / loss	380
INCREASE IN NET ASSETS FROM OPERATIONS	**$ 459**

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Institutional Global Value Equity Fund
(Unaudited)
($000s)

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Institutional Global Value Equity Fund
April 30, 2015 (Unaudited)

T. Rowe Price Institutional International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional Global Value Equity Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund commenced operations on July 26, 2012. The fund seeks long-term capital appreciation.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Guidance In June 2014, FASB issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Adoption will have no effect on the fund’s net assets or results of operations.

In May 2015, FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820), Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The ASU removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient and amends certain disclosure requirements for such investments. The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Forward currency exchange contracts are valued using the prevailing forward exchange rate and are categorized in Level 2 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on April 30, 2015:

($000s)	Level 1	Level 2	Level 3	Total Value
Assets	Quoted Prices	Significant Observable Inputs	Significant Unobservable Inputs	
Investments in Securities, except:	$ 5,124	$ —	$ —	$ 5,124
Australia	—	63	—	63
Brazil	—	42	—	42
Canada	101	185	—	286
China	—	141	—	141
Denmark	—	85	—	85
Finland	—	86	—	86
France	—	324	—	324
Germany	—	62	—	62
Hong Kong	—	133	—	133
Italy	—	84	—	84
Japan	—	901	—	901
Netherlands	—	170	—	170
Norway	—	74	—	74
Spain	—	253	—	253
Switzerland	—	130	—	130
Taiwan	—	106	—	106
United Kingdom	—	1,079	—	1,079
Total	$ 5,225	$ 3,918	$ —	$ 9,143
Liabilities				
Forward Currency Exchange Contracts	$ —	$ 2	$ —	$ 2

There were no material transfers between Levels 1 and 2 during the six months ended April 30, 2015.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended April 30, 2015, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value, as described in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. As of April 30, 2015, the fund held foreign exchange derivatives with a fair value of $2,000, included in Unrealized loss on forward currency exchange contracts on the accompanying Statement of Assets and Liabilities.

Additionally, during the six months ended April 30, 2015, the fund recognized $2,000 of realized loss on Foreign Currency Transactions and a $2,000 change in unrealized gain/loss on Foreign Currency Transactions related to its investments in foreign exchange derivatives; such amounts are included on the accompanying Statement of Operations.

Counterparty Risk and Collateral The fund invests in derivatives, such as bilateral swaps, forward currency exchange contracts, or OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives), and thereby expose the fund to counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also provide collateral agreements. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs govern the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow net settlement in the event of contract termination and permit termination by either party prior to maturity upon the occurrence of certain stated events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty would allow the fund to terminate while a decline in the fund’s net assets of more than a certain percentage would allow the counterparty to terminate. Upon termination, all bilateral derivatives with that counterparty would be liquidated and a net amount settled. ISDAs typically include collateral agreements whereas FX letters do not. Collateral requirements are determined based on the net aggregate unrealized gain or loss on all bilateral derivatives with each counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is transferred the next business day.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash and currencies posted by the fund are reflected as cash deposits in the accompanying financial statements and generally are restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account by the fund’s custodian. As of April 30, 2015, no collateral was pledged by either the fund or counterparties for bilateral derivatives.

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements relative to the U.S. dollar. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets, and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the six months ended April 30, 2015, the volume of the fund’s activity in forwards, based on underlying notional amounts, was generally between 0% and 2% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

China A shares The fund invests in certain Chinese equity securities (A shares) that have limited availability to investors outside of China. The fund gains access to the A-share market either through a wholly owned subsidiary of Price Associates, which serves as the registered Qualified Foreign Institutional Investor (QFII) for all participating T. Rowe Price-sponsored products (each a participating account), or through the Shanghai-Hong Kong Stock Connect program (Stock Connect). Investment decisions related to A shares held through the QFII are specific to each participating account, and each account bears the economic consequences of its holdings and transactions in A shares. The fund’s ability to repatriate cash from investment activities associated with its A shares held through the QFII is subject to certain restrictions and administrative processes involving the Chinese government; consequently the fund may experience substantial delays in gaining access to its assets or incur a loss of value in the event of noncompliance with governmental requirements. A shares acquired through the QFII are valued using the onshore renminbi exchange rate (CNY) and those acquired through Stock Connect are valued using the offshore renminbi exchange rate (CNH). CNY and CNH exchange rates may differ; accordingly, A shares of the same issue purchased through different channels may not have the same U.S. dollar value. Management believes that the tax treaty between the U.S. and China exempts the fund from any Chinese capital gain tax related to its A shares investments.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $4,488,000 and $5,419,000, respectively, for the six months ended April 30, 2015.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At April 30, 2015, the cost of investments for federal income tax purposes was $7,546,000. Net unrealized gain aggregated $1,595,000 at period-end, of which $1,684,000 related to appreciated investments and $89,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a subadvisory agreement(s) with one or more of its wholly owned subsidiaries, to provide investment advisory services to the fund. The investment management agreement between the fund and Price Associates provides for an annual investment management fee equal to 0.65% of the fund’s average daily net assets. The fee is computed daily and paid monthly.

The fund is also subject to a contractual expense limitation through February 29, 2016. During the limitation period, Price Associates is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.75%. The fund is required to repay Price Associates for expenses previously reimbursed and management fees waived to the extent its net assets grow or expenses decline sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of a reimbursement or waiver. Pursuant to this agreement, management fees in the amount of $30,000 were waived and expenses in the amount of $92,000 were reimbursed by Price Associates during the six months ended April 30, 2015. Including these amounts, management fees waived and expenses previously reimbursed by Price Associates in the amount of $697,000 remain subject to repayment by the fund at April 30, 2015.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. For the six months ended April 30, 2015, expenses incurred pursuant to these service agreements were $72,000 for Price Associates and less than $1,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

As of April 30, 2015, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 700,000 shares of the fund, representing 98% of the fund’s net assets.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement and Subadvisory Agreement

On March 13, 2015, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), as well as the continuation of the investment subadvisory agreement (Subadvisory Contract) that the Advisor has entered into with T. Rowe Price International Ltd (Subadvisor) on behalf of the fund. In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board, with advice from independent legal counsel, deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract and Subadvisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor and Subadvisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor and Subadvisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s and Subadvisor’s senior management teams and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor and Subadvisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total return since inception, and compared these returns with a wide variety of previously agreed-upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and in light of the fund’s relatively limited operating history, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates, including the Subadvisor) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor and Subadvisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. While the Board did not review information regarding profits realized from managing the fund, in particular because the fund had not achieved sufficient scale to produce meaningful profit margin percentages, the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the funds.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services based on the fund’s average daily net assets and the fund pays its own expenses of operations (subject to an expense limitation agreed to by the Advisor). Under the Subadvisory Contract, the Advisor may pay the Subadvisor up to 60% of the advisory fee that the Advisor receives from the fund. The Board concluded that the advisory fee structure for the fund continued to be appropriate.

Fees
The Board was provided with information regarding industry trends in management fees and expenses and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate and total expense ratio (after including management fee waivers and/or expenses paid by the Advisor pursuant to the expense limitation) were below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract and Subadvisory Contract
As noted, the Board approved the continuation of the Advisory Contract and Subadvisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract and Subadvisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional International Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 16, 2015

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 16, 2015

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date June 16, 2015